United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

September 3, 2014

Date of Report

OAK RIDGE ENERGY TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its Charter)

Colorado	000-50032	94-3431032
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

3046 E. Brighton Place

Salt Lake City, Utah  84121

 (Address of Principal Executive Offices)

(801) 201-7635

(Registrant’s Telephone Number, including area code)

N/A

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

REFERENCES

In this Current Report, references to “Oak Ridge Energy Technologies, Inc.,” “Oak Ridge,” the “Company,” “we,” “our,” “us” and words of similar import refer to Oak Ridge Energy Technologies, Inc., the Registrant.  Oak Ridge Micro-Energy, Inc., our wholly-owned Nevada subsidiary, which holds all of our patents, patents pending and proprietary and other rights to our thin film battery technology, is referred to herein as “Oak Ridge Nevada,” and is also included in the references to “Oak Ridge,” the “Company,” “we,” “our,” and  “us.”

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements.  Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate” or “continue” or comparable terminology are intended to identify forward-looking statements.  These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control.  These factors include, among others, but are not limited to:

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economic conditions generally in the United States and internationally, and in the markets and industry in which we have and may participate in the future;

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our ability to obtain sufficient funding to continue to pursue our business plan;

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our ability to perform our obligations under our loan agreements;

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competition within our chosen markets and industry;

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the state of our technology and technological advances and plans and our failure to successfully develop, compete in and finance our current and intended business operations;

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trends affecting our limited manufacturing capabilities;

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our ability to meet customer demands;

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our ability to implement a long-term business strategy that will be profitable or generate sufficient cash flow;

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our need for future additional financing;

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trends affecting the commercial acceptability of our products;

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our ability to protect and enforce our current and future intellectual property; and

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our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 3.02 Unregistered Sales of Equity Securities.

We accepted a Private Placement Subscription Agreement dated and approved September 3, 2014 (the “Subscription Agreement”), from Precept Fund Management SPC (“Precept”), of Ground Floor, Harbour Centre, 42 North Church Street, George Town, Grand Cayman KY1-1110, Cayman Islands, for and on behalf of Prescient Fund Segregated Portfolio (“Prescient SP”), to purchase 15,000,000 shares of our $0.001 par value common stock comprised of “restricted securities” as defined in Rule 144 of the Securities and Exchange Commission (the “SEC”).  The purchase price was $3,000,000, or $0.20 per share.  The Subscription Agreement was released from escrow by Precept, for and on behalf of Prescient SP, on September 4, 2014, and paid in full on September 5, 2014.  Prior to the subscription for these shares, Precept, for and on behalf of Precept Fund Segregated Portfolio (“Precept Fund”), which owned 11,000,000 shares of our common stock, and Precept, for and on behalf of Prescient SP, which owned 115,413,888 shares of our common stock, owned or controlled 126,413,888 shares of our common stock or approximately 91.85% of our outstanding voting securities, all of which are comprised of common stock.  Stephen J. Barber, our CEO and a director, is the 100% beneficial owner and a director of PAML, which is the investment manager of Precept, Precept Fund and Prescient SP. As their investment manager, PAML has been delegated the authority to make investment decisions for Precept, Precept Fund and Prescient SP.  For addition information about the Subscription Agreement, see Exhibit 10.2 in Item 9.01.

These shares were offered and sold in reliance on the exemption from registration provided in Regulation S promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”).

We also authorized the issuance of 2,000,000 shares of our common stock to Mark L. Meriwether, the Company’s Vice President and a director, for all of his efforts over and above the responsibilities he assumed under his current Consulting Agreement with the Company.

These shares were sold in reliance on the exemption from registration provided in Section 4(a)(1) of the Securities Act.

We have also authorized the issuance of up to an additional 85,000,000 shares of our common stock to Precept, for and on behalf of Prescient SP, at a purchase price of $0.20 per share or aggregate consideration of $17,000,000.  No assurance can be given that Precept, for and on behalf of Prescient SP, will purchase these shares; or that it has, or will have, the funding available to purchase these shares.  Previous investments made by Precept, for and on behalf of Precept Fund or Prescient SP, in our common stock, followed the receipt of such funding by Precept for and on behalf of Precept Fund or Prescient SP from investors or lenders to these entities.

Item 8.01 Other Events.

Our Newmark Loan, together with accrued interest, was due on August 31, 2014, by reason of an Extension Agreement with its current holder, Expedia Holdings Limited, a Hong Kong organized company (“Expedia”).  We had also agreed to grant a lien on all of our equipment and intellectual property to secure payment of the Newmark Loan and accrued interest at the time of the first advance under the Newmark Loan in November, 2012, which lien was approved on March 31, 2014, under an amended Loan Agreement dated February 24, 2014, reflecting the assignment and ownership of the Newmark Loan and these security interests to Expedia.  Expedia is the sole owner of Newmark. In consideration of the payment by us of the accrued interest on such loan to June 30, 2014, in the amount of $171,658, Expedia has agreed to extend the Loan Agreement due date to October 31, 2014.  No assurance can be given that we will have the funds to pay such loan. If we are unable to secure sufficient capital to pay this loan and fund our operations, we may need to change our business and development plans or curtail or cease our business operations.

For additional information about the Newmark Loan (now the “Expedia Loan,” see the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our 10-Q Quarterly Report for the quarter ended June 30, 2014, which was filed with the SEC on August 19, 2014.  See Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.

Exhibit Description

10.1

Private Placement Subscription Agreement

10-Q Quarterly Report for the Quarter ended June 30, 2014, which was filed with the SEC on August 19, 2014.*

*  Incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE ENERGY TECHNOLOGIES, INC.

Date:	September 10, 2014	By:	/s/ Mark Meriwether
Mark Meriwether
Vice President and Director

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